
                        NOTICE OF GUARANTEED DELIVERY
                                     for
                      Tender of Shares of Common Stock
                                     of
               GREAT AMERICAN MANAGEMENT AND INVESTMENT, INC.
           Pursuant to the Offer to Purchase dated March 29, 1996
                                     by
                               GAMI MERGER CO.
                          an entity wholly owned by
          EQUITY HOLDINGS LIMITED, AN ILLINOIS LIMITED PARTNERSHIP

         As set forth in the Offer to Purchase dated March 29, 1996 (as the same may be amended from time to time, the "Offer to Purchase") of GAMI Merger
Co., a Delaware corporation (the "Purchaser"), under the caption "THE
OFFER--Section 3. Procedures for Tendering Shares--Guaranteed Delivery," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Purchaser's offer to purchase any and all shares of common stock, par value $.01 per share (the "Shares"), of Great American Management and Investment, Inc., a Delaware corporation (the "Company"), at $50.00 per
Share, net to the seller in cash without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase and the Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer") if (i) certificates representing
Shares to be tendered for purchase and payment are not lost but are not immediately available, (ii) time will not permit all required documents to reach the Depositary prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date (as defined below). This form may be delivered by an Eligible Institution (as defined in the Offer to Purchase) by mail or hand delivery or transmitted, via facsimile, to the Depositary as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

  THE OFFER AND THE WITHDRAWAL RIGHTS  WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
  CITY TIME, ON THURSDAY,  APRIL 25, 1996 (THE "EXPIRATION DATE"), UNLESS THE
  OFFER IS EXTENDED.

                      The Depositary for the Offer is:

                CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.

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
                  By Mail:                                          By Hand/Overnight:
Chemical Mellon Shareholder Services, L.L.C.           Chemical Mellon Shareholder Services, L.L.C.
          Reorganization Department                              Reorganization Department
                 PO Box 817                                            120 Broadway
               Midtown Station                                          13th Floor
          New York, New York 10018                               New York, New York 10271

                         By Facsimile Transmission:
                               (201) 296-4293
                                     or
                               (201) 296-4291

                            Confirm by Telephone:
                               (212) 296-4209

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase and the Letter of Transmittal, receipt of which is hereby acknowledged, the Shares set forth below pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "THE OFFER--Section 3. Procedures for Tendering Shares--Guaranteed Delivery."

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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

                                                   PLEASE SIGN AND COMPLETE


  Signatures of Registered Owner(s) or Authorized            Date:    .....................................................
  Signatory:

  ........................................................   Address: .....................................................

  ........................................................   ..............................................................

  ........................................................   Area Code and Telephone No.: .................................

  Name(s) of Registered Owner(s):                            If Shares will be delivered by book-entry transfer,
                                                             check trust company below:
  ........................................................
                                                             [ ]  The Depository Trust Company

  ........................................................   [ ]  Philadelphia Depository Trust Company

                                                             Depository Account No.: ......................................
  ........................................................


  Number of Shares Being Tendered Hereby:

  ........................................................

  ........................................................

  Certificate No.(s) of Shares (if available):

  ........................................................

  ........................................................

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                                      2

       This Notice of Guaranteed Delivery must be signed by the registered owner(s) exactly as their name(s) appear on certificates for Shares or, if signed by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of Shares, or by person(s) authorized to become registered owner(s) by endorsements, and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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
  Name(s): ................................................................................................

  .........................................................................................................

  Capacity: ...............................................................................................

  .........................................................................................................

  Address(es): ............................................................................................

  .........................................................................................................

  .........................................................................................................

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  DO NOT SEND SHARES WITH THIS FORM.  SHARES SHOULD  BE SENT TO THE DEPOSITARY
  TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.



                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

       The undersigned, a member firm of a registered national security exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a corespondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Shares tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Offer to Purchase under the caption "THE OFFER--Section 3. Procedures for Tendering Shares--Book-Entry Transfer") and required documents, will be deposited by the undersigned with the Depositary.


  Name of Firm:...........................................   ........................................................
                                                                               AUTHORIZED SIGNATURE

  Address:................................................   Name:...................................................

  ........................................................   Title:..................................................

  Area  Code  and  Telephone  No.:........................   Date:...................................................

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